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                                  Exhibit 10(k)

                   1997 NON-EMPLOYEE DIRECTORS' NON-QUALIFIED
                                STOCK OPTION PLAN

                                       OF

                                EMCOR GROUP, INC.

1. Purpose. The purpose of this Plan is to enhance the Corporation's ability to attract and retain talented individuals to serve as members of the Board and to promote a greater alignment of interests between members of the Board and the stockholders of the Corporation.

2. Definitions. When used in this Plan, unless the context otherwise requires:

         (a) "Board " means the Board of Directors of the Corporation.

         (b) "Change of Control" means any of the following events:

                  (i) any person or person acting in concert (excluding Corporation benefit plans) becomes the beneficial owner of securities of the Corporation having at least 25% of the voting power of the Corporation's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Corporation, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

                  (ii) the stockholders of the Corporation shall approve any merger or other business combination of the Corporation, sale or lease of the Corporation's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Corporation and any trustee or fiduciary of any Corporation employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Corporation's assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

                  (iii) within any 24-month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Corporation. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest).

         (c) "Corporation" means EMCOR Group, Inc., a Delaware corporation.


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         (d) "Director" means any member of the Board not employed by the
       Corporation or any Subsidiary thereof.

         (e) "Election Date" means the date of election to the Board of a New Director.

         (f) "Effective Date" means the effective date of the Plan as set forth in Section 15.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (h) "Fair Market Value" on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which the Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the NASDAQ National Market System or, if the Shares are not then traded on the NASDAQ National Market System, the average of the closing bid and ask prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as determined by an unaffiliated investment. banking firm selected by the Board.

         (i) "Issue Date" means the first business day of a calendar year except that when used with reference to an Option issued to a New Director means the Election Date of such New Director.

         (j) "New Director" means a Director who was not serving as a Director on the first day of a calendar year but was elected during such calendar year to the Board subsequent to the first day of such calendar year.

         (k) "Option" means a stock option issued pursuant to the Plan.

         (l) "Plan" means this 1997 Non-Employee Directors' Non-Qualified Stock Option Plan of EMCOR Group, Inc., as such Plan from time to time may be amended.

         (m) "Portion" means one-third or two-thirds of the annual cash retainer payable to a Director, as selected by the Director.

         (n) "Share" means a share of common stock of the Corporation.

         (o) "Subsidiary" means any corporation 50% or more of whose stock having general voting power is owned directly or indirectly by the Corporation.

3. Participants. The class of persons who are potential recipients of Options issued under the Plan consists of Directors. The Directors to whom Options are issued under the Plan, and the number of Shares subject to each such Option, shall be determined in accordance with the terms and conditions of the Plan.

4. Shares. Subject to the provisions of Section 11, the aggregate number of Shares which may be the subject of Options issued under the Plan is 300,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options.


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5. Issuance of Options; Number of Options; Purchase Price. Each Director who is
serving or is to serve as a Director as of the first day of a calendar year may elect prior to the first day of such calendar year, commencing with the 1998 calendar year, to receive all or a Portion of his annual retainer for such calendar year in the form of an Option to purchase the number of Shares hereafter provided; such election shall be made in writing and delivered to the Secretary of the Corporation or his designee, no sooner than sixty days and no later than the last day of the calendar year immediately preceding the calendar year in respect of which the election is made. However, each New Director may elect on or prior to his Election Date to receive all or a Portion of the annual cash retainer otherwise payable to him for such calendar year in the form of an Option to purchase the number of Shares hereafter provided; such election shall be made in writing and delivered to the Secretary of the Corporation or his designee on or before the Election Date of such New Director. The per share purchase price of Shares to be purchased pursuant to the exercise of Options issued pursuant hereto shall be the Fair Market Value of a Share as of the applicable Issue Date. Options issued in lieu of the annual cash retainer for a calendar year payable to a Director shall be for a number of Shares equal to that determined by dividing the amount of the annual cash retainer otherwise payable to such Director and to be converted into Options by the value, on the applicable Issue Date, of an Option to purchase one Share. Options shall be valued using the Black Scholes' methodology with reasonable assumptions as to volatility and taking into account any other factors required or reasonably desirable for the valuation of the Options. In valuing the Options the Board shall utilize the services of an investment banking firm of national repute and such other experts or consultants as it deems advisable. If a Director elects to receive an Option in lieu of all or a Portion of the annual cash retainer for a calendar year otherwise payable to him, then the Board also shall issue to that Director a like Option for an additional number of Shares equal to the product of .5 times the number of Shares for which the Option is otherwise to be issued to him as a result of his election.

     A certificate of option in the form attached hereto as Exhibit A, signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and bearing the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is issued pursuant hereto.

         Payments of the annual retainer which remain to be paid to a Director in cash will be distributed on a quarterly basis. Nothing herein contained shall affect fees otherwise payable to a Director for (a) attending Board or Committee meetings and/or (b) serving as a Chairman of a Committee of the Board.

7. Duration of Options. The duration of any Option issued under this Plan shall be for a period of five years from the date upon which the Option is issued.

8. Exercise of Options. No Option may be exercised prior to the approval of the Plan by a majority vote of the stockholders of the Corporation as provided in
Section 15 hereof. During the calendar year in respect of which Options are issued in lieu of all or a Portion of the annual cash retainer, subject to the provisions of the immediately preceding sentence, one-fourth of the Shares subject to the Option may be purchased on or after the Issue Date, one-fourth of the Shares subject to the Option may be purchased on or after the following April 1, one-fourth of the Shares subject to the Option may be purchased on or after the following July 1 and the balance may be purchased on or after the following October 1, except that in the case of an Option in respect of a calendar year issued to a New Director, the number of Shares subject to such Option that may be purchased on and after the Issue Date of such Options and on and


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after the first day of each succeeding calendar quarter during the calendar year in which such Issue Date occurs shall be determined by the Board on the applicable Issue Date, taking into account the number of calendar quarters remaining in such calendar year subsequent to such Issue Date. Notwithstanding the foregoing, subsequent to approval of the Plan by stockholders as hereinabove provided and during the duration of an Option, such Option shall be exercisable at any time or from time to time following a Change of Control.

     An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares acquired pursuant to this Plan or any other plan maintained by the Corporation or a Subsidiary unless the holder has beneficially owned such Shares for at least six months) or by providing with the Exercise Notice an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Corporation, in cash or by check payable to the order of the Corporation, to pay the full purchase price of the Shares.

     Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original option certificate shall be endorsed to give effect to the partial exercise thereof.

     Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

9. Non-transferability of Options. Unless otherwise so provided by the Board, Options and all other rights thereunder and hereunder may not be assigned or transferred by a Director otherwise than by will or the laws of descent and distribution, and Options may be exercised or surrendered during the holder's lifetime only by the holder thereof or his guardian or legal representative.

10. Effect Upon Termination of Service. Subject to the provisions of Section 8, a Director may exercise an Option at any time or from time to time prior to the expiration of the term of such Option regardless of the Director's cessation or termination of service as a director of the Corporation for any reason; provided, that if, before a Change of Control, the Director's service shall terminate during the calendar year in respect of which an Option was issued, twenty-five percent of the Shares with respect to which such Option was issued shall be forfeited for each calendar quarter subsequent to the calendar quarter in which such Director's Board service terminates. However, if, before a Change of Control, a New Director's service shall terminate during the calendar year in respect of which an Option was issued, the percent of the Shares with respect to which such Option was issued that shall be forfeited for each calendar quarter subsequent to the calendar quarter in which such New Director's Board service terminates shall be determined by the Board on the applicable Issue Date taking into account the number of calendar quarters remaining in such calendar year subsequent to such Issue Date. In the event


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of a Director's death at any time prior to the expiration of the term of an
Option and before it is exercised, the executors, administrators, legatees or distributees of the Director's estate shall have the privilege of exercising any Option that the Director could have exercised at the time of his death until the expiration of the term of such Option.

11. Adjustment Upon Certain Events. Notwithstanding any provision in the Plan to the contrary, in the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Board in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Options, (ii) the option price and/or (iii) any other affected terms of the Options.

12. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the exercise of any Option until the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of any Option, or may issue stop transfer orders in respect thereof.

13. Administration and Amendment of the Plan. Except as hereinafter provided, the Board may at any time terminate or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore issued, and the Board, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option; provided, however, that any amendment by the Board which would increase the number of Shares issuable under the Plan, change the class of persons eligible to participate in the Plan or materially increase the benefits to participants in the Plan shall be subject to the approval of the stockholders of the Corporation.

    The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

14. No Right of Service. Nothing contained herein or in an Option shall be construed to confer on any Director any right to continue to serve as a Director of the Corporation.

15. Effective Date of the Plan. The Plan is conditioned upon its approval at the next annual meeting of the stockholders of the Corporation on or before December 31, 1999 by the vote of the holders of a majority of the Shares of the Corporation voting at such meeting in person or by proxy; except that the Plan is adopted and approved by the Board effective December 17, 1997 to permit the issuance of Options prior to the approval of the Plan by the stockholders of the Corporation as aforesaid. In the event that the Plan is not approved by the stockholders of the


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Corporation as aforesaid, the Plan and any Options issued hereunder shall be void and of no force or effect.

16. Governing Law. The validity, construction, and effect of the Plan and any actions taken or relating to the Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Connecticut.


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                                                                       EXHIBIT A

                               OPTION CERTIFICATE

                           NON-QUALIFIED STOCK OPTION

                           To Purchase Common Stock of

                                EMCOR GROUP, INC.

                           Issued Pursuant to the 1997
                      Non-Employee Directors' Non-Qualified
                     Stock Option Plan of EMCOR Group, Inc.

                                                               ___________Shares

                  THIS CERTIFIES that on __________19_, ________________________

(the "Holder") was issued an option ("Option"), to purchase at the Option price of $ _ per share all or any part of ____________ fully paid and non-assessable shares ("Shares") of the Common Stock (par value $0.01 per share) of EMCOR Group, Inc. ("Corporation"), a Delaware corporation, upon and subject to the following terms and conditions:

                  Subject to the terms of the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, one-fourth of the Shares subject to this Option may be purchased on or after the date hereof, an additional one-fourth of the Shares subject to this Option may be purchased on or after the following April 1, an additional one-fourth of the Shares subject to this Option may be purchased on or after the following July 1, and an additional one-fourth of the Shares subject to this Option may be purchased on or after the following October 1.

This Option shall expire on     ______________


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                  The Option and this option certificate are issued pursuant to and are subject to all of the terms and conditions of the Corporation's 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his receipt of this certificate.

                    WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:                            19-.

(SEAL)                                      EMCOR GROUP, INC.

By:

ATTEST:

By: